SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Source: Internet Proxy Voting site for registered stockholders

             (http://www.eproxy.com/ncr/)

Welcome to On-line Proxy Voting for NCR Corporation.

Please click on the appropriate “Proceed” button to continue to the secure voting site for:

Registered Shareowners

[Proceed]

NCR Savings Plan

[Proceed]

Please enter the 11-digit control number provided to you. Do not enter any spaces in the control number field.

[Submit]

NCR CORPORATION

Proxy/Voting Instruction Card

This proxy is solicited on behalf of the Board of Directors for NCR’s Annual Meeting of Stockholders on April 23, 2003

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints Lars Nyberg, Jon Hoak, and Earl Shanks, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of NCR that the undersigned is entitled to vote at NCR’s Annual Meeting of Stockholders to be held in Dayton, Ohio, on April 23, 2003, and at any postponement or adjournment thereof, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including the matters described in the 2003 proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with respect to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators.

The proxies or the trustees and administrators of the plans, as the case may be, will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the proxies will vote your shares in accordance with the Directors’ recommendations. If you are an NCR Savings Plan or other plan participant entitled to vote at the 2003 Annual Meeting of Stockholders and do not indicate your choices on this card, those shares will be voted by the trustees of such plans.

☐	Consent to View Materials Electronically

By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and stockholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

NCR’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2, AND “AGAINST” PROPOSALS 3 AND 4.

You may submit your vote as the Board of Directors recommends by clicking this button.

[Submit Your Vote]

OR

1.	Election of Directors

☐ For all nominees (except those marked below).

☐ Withhold authority for all nominees.

Or, check the box for the Director(s) from whom you wish to withhold your vote:

Nominees:

☐ 01 Lars Nyberg – Class A Nominee

☐ 02 David R. Holmes – Class A Nominee

☐ 03 Mark V. Hurd – Class A Nominee

☐ 04 Edward P. Boykin – Class B Nominee

☐ 05 Mark P. Frissora – Class C Nominee

2.	Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2003.

☐ For

☐ Against

☐ Abstain

3.	Stockholder proposal regarding expensing of future stock options.

☐ For

☐ Against

☐ Abstain

4.	Stockholder proposal regarding future stock option grants to senior executives.

☐ For

☐ Against

☐ Abstain

To submit your vote please click the button below. (Your vote will not be counted until the Submit Your Vote button is clicked.)

[Submit Your Vote]

To change the address of record for your registered shares, please use Mellon Investor Services LLC change of address form.

You have voted your proxy in the following manner:

1.	Election of Directors.

[For/Withhold]

2.	Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2003.

[For/Against/Abstain]

3.	Stockholder proposal regarding expensing of future stock options.

[For/Against/Abstain]

4.	Stockholder proposal regarding future stock option grants to senior executives.

[For/Against/Abstain]

Please review your vote.

If this is not how you intended to vote, please use the Back button on your browser, change your vote and resubmit.

If this is how you intended to vote, please click the Proceed button.

[Proceed]

Success! Your vote has been cast and will be tabulated by Mellon Investor Services within 24 hours.

You can now vote another proxy card, or go to NCR Corporation homepage.

Source:   Telephone voting script for registered stockholders

(1-800-435-6710)

Welcome to the electronic voting system. Please have your proxy card available before voting. Enter the voter control number as it appears on the proxy card followed by the pound sign. [pause] One moment please while we verify your information.

To vote as the NCR Corporation board recommends on all proposals, press one. To vote on each proposal separately, press two.

Item #1. To vote for all nominees, press one. To withhold for all nominees, press two. To withhold from individual nominees, press three.

If stockholder withholds vote from all nominees: Enter the two-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.

If stockholder withholds vote from a specific nominee: To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors, press the pound key again.

Item #2. To vote for, press 1, against, press 2, to abstain, press 3.

Item #3. To vote for, press 1, against, press 2, to abstain, press 3.

Item #4. To vote for, press 1, against, press 2, to abstain, press 3.

You have cast your vote as follows. Item 1 [     ]. Item 2 [     ]. Item 3 [     ]. Item 4 [     ].

To confirm your vote, press 1. To cancel your vote, press 2.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1, otherwise please hang up. Thank you for voting.

Text for NCR Intranet Site (http://www.ncrnet.ncr.com)

Dates: March 19, 2003 – April 22, 2003

Important Information for Employee Stockholders

Stockholders will soon be receiving NCR’s proxy statement and proxy card electronically or in the mail. Employee stockholders are once again encouraged to save NCR significant printing and mailing costs, if possible, by:

(1)	voting your proxy for NCR’s 2003 Annual Meeting of Stockholders electronically via the Internet or by telephone; and

(2)	electing to receive future proxy statements and annual reports electronically.

For more information on how you can help NCR save on the printing and mailing costs associated with these materials, click HERE [link to http://iis.ncrnet.ncr.com/ncrnet/stock-info.shtml].

Text for NCR Intranet Site (http://iis.ncrnet.ncr.com/ncrnet/stock-info.shtml)

Dates: March 19, 2003 – April 22, 2003

Attention employee stockholders: you can help NCR save on its printing and mailing costs for the annual stockholders’ meeting as follows.

(1) Electronic Voting

If you are a “registered” stockholder (holding NCR stock in your own name rather than through a nominee such as a bank, broker or plan trustee) you can vote your proxy by accessing the Internet voting website at http://www.eproxy.com/ncr. To vote over the Internet, you will need the control number found on your proxy card that will be mailed to you.

If you hold your NCR shares in street name through a nominee (such as in a bank or brokerage account), you may receive similar instructions on how to vote electronically with your proxy statement.

(2) Electronic Delivery of Annual Reports and Proxy Materials

If you are a registered stockholder (holding NCR stock in your own name), you may consent to electronic delivery of NCR’s annual reports and proxy materials by (1) checking the box for electronic delivery on your proxy card if you vote by mail, (2) following the prompt if you choose to vote over the Internet, or (3) connecting to http://www.melloninvestor.com, and clicking on “Investor ServiceDirect.” If you choose the third option, once you establish a PIN with NCR’s transfer agent, Mellon Investor Services, you may consent to electronic delivery of NCR’s annual reports and proxy materials at that site.

Please note that even if you already consented to electronic delivery through NCR’s previous transfer agent, American Stock & Transfer Co., you will again need to consent to electronic delivery using one of the above three options.

Once you consent to electronic delivery, instructions on how to receive future NCR annual reports and proxy materials via the Internet will be included on future proxy cards that are mailed to you. We will continue to deliver these materials to you electronically until you revoke your consent by notifying Mellon Investor Services at 1-800-937-5449.

If you hold your NCR stock through a nominee (such as a bank, broker or plan trustee), you should check the instructions provided by your nominee on how to receive future proxy statements and annual reports electronically for each account.

No matter how you hold your NCR stock, we strongly recommend that, if possible, you take advantage of these cost-saving opportunities by voting electronically and registering for electronic delivery of future proxy statements and annual reports.

Source: Email to all NCR Users

Subject: Delivery of NCR’s 2002 Annual Report and 2003 Proxy Materials

On March 17, 2003, NCR commenced mailing its 2002 Annual Report and Notice of Meeting and Proxy Statement in connection with the Company’s 2003 Annual Meeting.

You may view the Company’s annual report and proxy materials at the following Internet sites:

•	2002 Annual Report: http://investor.ncr.com/downloads/ncr2002ar.pdf

•	Notice of Annual Meeting and Proxy Statement: http://investor.ncr.com/downloads/2003proxy.pdf

We are shipping small quantities of the 2002 Annual Report to our major facilities. If you are unable to obtain a copy of this report at your location, you may order printed copies of the 2002 Annual Report, as well as the Notice of Annual Meeting and Proxy Statement, from the NCR Graphics Fulfillment Center at http://procurement.ncr.com/gp/Link091104.asp or 1-800-773-8094. (Note: It is most cost-effective to order copies from the Fulfillment Center in increments of 10.) Please keep in mind that if you are an NCR stockholder, you will be receiving a copy of these materials in the mail.

The Company encourages you to save NCR printing and mailing costs by:

•	voting your proxy for NCR’s 2003 Annual Meeting of Stockholders electronically via the Internet or by telephone; and

•	electing to receive future proxy materials and annual reports electronically.

Further information on how you can help NCR save on printing and mailing costs is located at [http://iis.ncrnet.ncr.com/ncrnet/stock-info.shtml].